UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  April 5, 2005


                           AMR CORPORATION
     (Exact name of registrant as specified in its charter)


         Delaware                 1-8400                75-1825172
(State of Incorporation) ( Commission File Number)     (IRS Employer
                                                    Identification No.)


4333 Amon Carter Blvd. Fort Worth, Texas              76155
 (Address of principal executive offices)          (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



Item 1.01  Entry into a Material Definitive Agreement

The   Compensation  Committee  of  AMR  Corporation  ("AMR")  has
approved the 2005-2007 Performance Unit Plan for Officers and Key Employees (the "2005/2007 Plan"). The 2005/2007 Plan is a long-term compensation plan. It provides for the payment of awards in the event certain financial metrics are satisified over a three-
year  period.   Participants  in the 2005/2007  Plan  include  key
management  employees of AMR's operating subsidiaries,  including
the  executive officers of AMR and American.   The  approval  for
the 2005/2007 Plan is effective as of March 30, 2005 and a copy of the 2005/2007 Plan is attached as Exhibit 99.1. The 2005/2007 Plan is nearly identical to the 2004/2006 Performance Unit Plan for Officers and Key Employees, which was filed as Exhibit 10.3 to AMR's Form 10-Q for the quarterly period ended March 31, 2004.

Item 9.01  Financial Statements and Exhibits

       (c)  Exhibits

                 Exhibit 99.1   2005-2007 Performance Unit Plan
                                for Officers and Key Employees























                            SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        AMR CORPORATION



                                        /s/ Charles D. MarLett
                                        Charles D. MarLett
                                        Corporate Secretary



Dated:  April 5, 2005























                          EXHIBIT INDEX


Exhibit   Description

99.1      2005-2007 Performance Unit Plan for Officers and Key
          Employees




























                                        Exhibit 99.1

                2005 - 2007 PERFORMANCE UNIT PLAN
                 FOR OFFICERS AND KEY EMPLOYEES

Purpose

The purpose of the 2005 - 2007 AMR Corporation Performance Unit Plan ("Plan") for Officers and Key Employees is to provide greater incentive to officers and key employees of the subsidiaries and affiliates of AMR Corporation ("AMR" or "the Corporation") to achieve the highest level of individual performance and to meet or exceed specified goals which will contribute to the success of the Corporation.

Definitions

For purposes of the Plan, the following definitions will control:

"Affiliate" is defined as a subsidiary of AMR or any entity that is designated by the Committee as a participating employer under the Plan, provided that AMR directly or indirectly owns at least 20% of the combined voting power of all classes of stock of such entity.

"Committee" is defined as the Compensation Committee, or its successor, of the AMR Board of Directors.

"Comparator Group" is defined as the following six U.S. based carriers including AMR Corporation, Continental Airlines, Inc.,
Delta Air Lines, Inc., JetBlue Airways, Northwest Airlines Corp.
and Southwest Airlines Co.

"Corporate Objectives" is defined as being the objectives established by the Committee at the beginning of each fiscal year during the Measurement Period.

"Measurement  Period"  is  defined  as  the  three  year   period
beginning January 1, 2005 and ending December 31, 2007.

"Total Shareholder Return (TSR)" is defined as the rate of return reflecting stock price appreciation plus reinvestment of dividends over the Measurement Period. The average Daily Closing
Stock Price (adjusted for splits and dividends) for the three months prior to the beginning and ending points of the Measurement Period will be used to smooth out market fluctuations.

"Daily Closing Stock Price" is defined as the stock price at the close of trading (4:00 PM EST) of the National Exchange on which the stock is traded.

"National Exchange" is defined as either the New York Stock
Exchange (NYSE), the National Association of Stock Dealers and
Quotes (NASDAQ), or the American Stock Exchange (AMEX).



Accumulation of Units

     Any payment under the Plan with respect to the units will be determined by (i) the Corporation's TSR rank within the Comparator Group and/or (ii) the Corporation's attainment of the Corporate Objectives during each year of the Measurement Period and (iii) the terms and conditions of the award agreement between the Corporation and the employee. The distribution percentage of units pursuant to the TSR metric and based on rank, is specified below:


     Granted Shares - Percent of Target Based on Rank

 Rank      6        5        4        3       2       1
Payout%    0%      50%      75%     100%    135%    175%



In the event that a carrier (or carriers) in the Comparator Group ceases to trade on a National Exchange at any point in the Measurement Period, the following distribution percentage of target units, based on rank and the number of remaining comparators, will be used accordingly.

                          5 Comparators

 Granted Units - Percent of Target Based on Rank

 Rank      5        4        3        2      1
Payout%   50%      75%     100%     135%   175%

                          4 Comparators

 Granted Units - Percent of Target Based
                 on Rank

 Rank      4        3        2       1
Payout%   75%     100%     135%    175%

                          3 Comparators

Granted Units - Percent of Target Based on Rank

  Rank        3         2         1
Payout%     100%      135%      175%


At the end of each fiscal year during the Measurement Period, the Committee will determine whether the Corporate Objectives have been achieved. At the end of the Measurement Period the Committee will determine the distribution of units based upon the TSR metric and, with respect to senior officer awards, the Corporate Objectives. The number of units that may vest will range from 0% to 175% of the target award.

Administration

The Committee shall have authority to administer and interpret the Plan, establish administrative rules, approve eligible participants, and take any other action necessary for the proper and efficient operation of the Plan. The TSR metric will be determined based on an audit of AMR's TSR rank by the General Auditor of American Airlines, Inc. A summary of awards under the Plan shall be provided to the Board of Directors at the first regular meeting following determination of the awards. The awards will be paid in cash.

Corporate Objectives will be used as a metric for determining the distribution of units only for senior officers of the Corporation
(or   a  Subsidiary  thereof)  unless  the  Committee  determines otherwise.

General

Neither  this  Plan  nor  any action  taken  hereunder  shall  be construed as giving any employee or participant the right  to  be
retained  in  the  employ  of  American  Airlines,  Inc.  or   an
Affiliate.

Nothing in the Plan shall be deemed to give any employee any right, contractually or otherwise, to participate in the Plan or in any benefits hereunder, other than the right to receive an award as may have been expressly awarded by the Committee subject to the terms and conditions of the award agreement between the Corporation and the employee.

In the event of any act of God, war, natural disaster, aircraft grounding, revocation of operating certificate, terrorism, strike, lockout, labor dispute, work stoppage, fire, epidemic or quarantine restriction, act of government, critical materials shortage, or any other act beyond the control of the Corporation, whether similar or dissimilar, (each a "Force Majeure Event"), which Force Majeure Event affects the Corporation or its
Subsidiaries or its Affiliates, the Committee, in its sole discretion, may (i) terminate or (ii) suspend, delay, defer (for such period of time as the Committee may deem necessary), or substitute any awards due currently or in the future under the Plan, including, but not limited to, any awards that have accrued to the benefit of participants but have not yet been paid.

In consideration of the employee's privilege to participate in the Plan, the employee agrees (i) not to disclose any trade secrets of, or other confidential/restricted information of, American Airlines, Inc. or its Affiliates to any unauthorized party and, (ii) not to make any unauthorized use of such trade secrets or confidential or restricted information during his or her employment with American Airlines, Inc. or its Affiliates or after such employment is terminated, and (iii) not to solicit any then current employees of American Airlines, Inc. or any other Subsidiaries of AMR to join the employee at his or her new place of employment after his or her employment with American Airlines, Inc. or its Affiliates is terminated.

The Committee may amend, suspend, or terminate the Plan at any time.